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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-3, File No. 33-37225.


                                                             ARTHUR ANDERSEN LLP



New York, New York
March 3, 1997


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